SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                        THE AVALON FUND OF MARYLAND, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                        THE AVALON FUND OF MARYLAND, INC.
                         655 FAIRFIELD COURT, SUITE 200
                               ANN ARBOR, MI 48108
                                 1-877-228-2566

                                January ___, 2001

Dear Avalon Capital Appreciation Fund Shareholder:

     Enclosed is a notice of a Special Meeting of Shareholders of the Avalon Capital Appreciation Fund (the "Fund"), a series of The Avalon Fund of Maryland, Inc. ("Avalon"), to be held on January 30, 2001, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

     The Special Meeting of Shareholders is being called for the following purposes:

     1. To consider approval of a new Advisory Agreement (the "New Advisory Agreement") between Avalon (on behalf of the Fund) and Questar Capital Corporation ("Questar"), the current investment adviser and distributor and administrator for the Fund;

     2. To consider the approval of a new Sub-Advisory Agreement (the "New Subadvisory Agreement") between Questar and Navellier Management, Inc. ("Navellier"), the current subadviser of the Fund; and

     3.   To elect five Directors of Avalon.

     Approval of the New Advisory and Sub-Advisory Agreements is necessary because the current Advisory and Sub-Advisory Agreements will terminate automatically as a result of a pending restructuring of the ownership of Questar. Questar's shareholder and Directors have determined to reorganize into a holding company format designed to facilitate more efficient operation of Questar's business. In the restructuring, Questar's sole shareholder will sell his stock in Questar to Yorktown Financial Companies, Inc. ("Yorktown"), a holding company owned by officers and employees of Questar. Yorktown presently serves as an outsourcing service provider for much of the business and services conducted and provided by Questar, including many administrative services that Questar provides to the Fund. Provisions of federal securities laws provide for the automatic termination of investment advisory agreements, such as the Fund's current Advisory and Sub-Advisory Agreements, in connection with change-in-control transactions that affect a mutual fund's investment adviser. In order for Questar and Navellier to continue serving as adviser and subadviser, respectively, to the Fund following this transaction, shareholders of the Fund first must approve the New Advisory and Sub-Advisory Agreements.

     THE TERMS OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS, INCLUDING THE SERVICES TO BE PROVIDED AND THE RELATED FEES, ARE SUBSTANTIVELY IDENTICAL TO THOSE OF THE CURRENT ADVISORY AND SUB-ADVISORY AGREEMENTS. UNDER THESE NEW AGREEMENTS, QUESTAR WILL CONTINUE AS THE ADVISER FOR THE FUND AND NAVELLIER WILL CONTINUE AS SUBADVISER. THEY WILL CONTINUE TO MANAGE THE ASSETS OF THE AVALON CAPITAL APPRECIATION FUND PURSUANT TO THE SAME INVESTMENT OBJECTIVES AND POLICIES PRESENTLY IN EFFECT FOR THE FUND, AND THE TEAM OF INVESTMENT PROFESSIONALS AND ANALYSTS AT NAVELLIER HEADED BY THE CURRENT PORTFOLIO MANAGER WILL CONTINUE TO BE RESPONSIBLE FOR MAKING INVESTMENT DECISIONS FOR THE FUND.

     The Board of Directors has unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement and recommends that the shareholders of the Avalon Capital Appreciation Fund do likewise. Questar will bear all costs of this proxy solicitation and any costs related to the Special Meeting of Shareholders. The Fund will not be responsible for any of these costs.

     In addition to the approval of the New Advisory Agreement and the New Sub-Advisory Agreement, Shareholders will be asked to elect Directors. Nominees for five positions will stand for election, including four presently serving Directors. Mr. John H. Gakenheimer, a vice president and the sole shareholder of Questar, who presently serves as the fifth Director, will resign as a Director. The Board has nominated Mr. Terence Smith for election to the vacancy being created with Mr. Gakenheimer's resignation. Mr. Smith is the Chief Executive Officer of Declaration Holdings, Inc., which, through its affiliate, Declaration Service Company, provides pricing, fund accounting, transfer and dividend disbursing agent, shareholder servicing and related administrative services to the Fund. Mr. Smith has over 20 years of experience in the mutual fund industry. The Avalon Board believes Mr. Smith's background and experience will be a valuable resource for the Board in carrying out its responsibilities to the Fund and its shareholders.

     Thank you for your continued confidence in The Avalon Fund of Maryland, Inc. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                                        Very truly yours,

                                        THE AVALON FUND OF MARYLAND, INC.

                                        Robert E. Boone
                                        President

                           THE AVALON FUND OF MARYLAND

                      THE AVALON CAPITAL APPRECIATION FUND
                         655 FAIRFIELD COURT, SUITE 200
                               ANN ARBOR, MI 48108
                                 1-877-228-2566

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               ON JANUARY 30, 2001

TO SHAREHOLDERS OF AVALON CAPITAL APPRECIATION FUND:

     A Special Meeting of Shareholders of the Avalon Capital Appreciation Fund (the "Fund") of The Avalon Fund of Maryland, Inc. ("Avalon") will be held on January 30, 2001 at __________local time, at the offices of Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan, for the following purposes:

     1. To approve, with respect to the Fund, a new Advisory Agreement between Avalon, on behalf of the Fund, and Questar Capital Corporation ("Questar"), the Fund's current investment adviser, pursuant to which Questar will continue to serve as investment adviser to the Fund on terms substantively identical to the terms of the existing Advisory Agreement between those parties. A copy of the Advisory Agreement is attached as Appendix A to the enclosed Proxy Statement;

     2. To approve, with respect to the Fund, a new Sub-Advisory Agreement between Questar and Navellier Management, Inc. ("Navellier"), pursuant to which Navellier will continue to serve as subadviser with respect to the assets of the Fund on terms substantively identical to the terms of the existing Sub-Advisory Agreement between those two parties with respect to the Fund. A copy of the proposed new Sub-Advisory Agreement is attached as Appendix B to the enclosed Proxy Statement;

     3. To vote on the election as Directors of four persons presently serving as Directors and a fifth individual nominated by the Board of Directors to fill a vacancy; and

     4. To transact such other business as properly may come before the meeting or an adjournment thereof.

     The Board of Directors has fixed the close of business on December 22, 2000 as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.

     Your attention is invited to the Proxy Statement accompanying this notice for more complete information regarding the matters to be acted upon at the Special Meeting.

                                        By Order of the Board of Directors

                                        JOHN H. GAKENHEIMER
                                        Secretary

Ann Arbor, Michigan
January ___, 2001

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 PROXY STATEMENT

                        THE AVALON FUND OF MARYLAND, INC.

                        AVALON CAPITAL APPRECIATION FUND
                         655 Fairfield Court, Suite 200
                               Ann Arbor, MI 48108
                                 (877) 228-2566

                        SOLICITATION, PURPOSE AND VOTING

SOLICITATION

     The enclosed Proxy is being solicited by the Board of Directors of The Avalon Fund of Maryland, Inc. ("Avalon") in connection with the Special Meeting of Shareholders of the Avalon Capital Appreciation Fund (the "Fund") to be held on January 30, 2001 at _____, local time, at the offices of Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan, or any adjournment thereof (the "Special Meeting"). We encourage you to read this Proxy Statement carefully and mark and return the accompanying proxy.

PROPOSAL 1 - APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     At the Special Meeting shareholders will be asked to consider and vote upon a proposal to approve a new Advisory Agreement (the "New Advisory Agreement") between Avalon (on behalf of the Fund) and Questar Capital Corporation ("Questar"). Questar presently serves as investment adviser to the Fund pursuant to an existing Advisory Agreement by and between Avalon and Questar. The existing Advisory Agreement automatically will terminate as a result of a pending holding company restructuring transaction that will cause a change in control of Questar. Under provisions of the Investment Company Act of 1940 (the "1940 Act"), Questar can continue serving as investment adviser to the Fund after this restructuring transaction only if the shareholders of the Fund approve the New Advisory Agreement. The proposed New Advisory Agreement is substantively identical to the existing Advisory Agreement by and between Avalon and Questar, including with respect to the services to be provided by Questar and the fees to be paid by the Fund for those services. A copy of the proposed New Advisory Agreement is attached as Appendix A to this Proxy Statement. See "Proposal 1 - Approval of New Advisory Agreement" below.

PROPOSAL 2

     At the Special Meeting, shareholders also will be asked to consider and vote upon a proposal to approve a new Sub-Advisory Agreement (the "New
Sub-Advisory Agreement") between Questar and Navellier Management, Inc. ("Navellier"), the current subadviser for the Fund. As subadviser, Navellier presently manages the assets of the Fund on a day-to-day basis, subject to the oversight of Questar and Avalon's Board of Directors. Navellier's services as subadviser are governed by the terms of an existing Sub-Advisory Agreement by and between Questar and Navellier. Like the existing Advisory Agreement, the existing Sub-Advisory Agreement automatically will terminate upon completion of the pending restructuring Transaction affecting Questar. The Fund's shareholders are being asked to approve the New Sub-Advisory Agreement, so that Navellier can continue to serve as subadviser to the Fund following completion of that restructuring Transaction. The terms of the New Sub-Advisory Agreement are substantively identical to the terms of the existing Sub-Advisory Agreement, including the services to be provided by Navellier and the fees that Questar will pay Navellier for those services. A copy of the New Sub-Advisory Agreement is attached as Appendix B to this Proxy Statement. See "Proposal 2 - Approval of New Sub-Advisory Agreement" below.

PROPOSAL 3

     At the Special Meeting, shareholders will be asked to elect Directors to the Board of Directors. Four current Directors will stand for election, and the Board has nominated a fifth individual for election to the Board to fill the vacancy being created by the resignation of Mr. John H. Gakenheimer as a Director. See "Proposal 3 - Election of Directors" below.

QUORUM AND VOTING

     Shares represented by properly executed proxies received by Avalon will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified, shares will be voted "FOR" approval of the New Advisory Agreement under Proposal 1, "FOR" approval of the New Sub-Advisory Agreement under Proposal 2, and "FOR" all give nominees to the Board of Directors under Proposal 3. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the meeting. Management presently does not anticipate that any other matters will be considered at the meeting.

     A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of Avalon, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting his or her shares in person.

     The presence at the meeting, in person or by proxy, of shareholders representing a majority of all shares of the Fund outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. In tabulating votes on any matter, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of each of the New Advisory and Sub-Advisory Agreements (Proposals 1 and 2, respectively) requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, which is defined under the 1940 Act to mean at least a majority of the outstanding voting shares of the Fund or, if less, 67% of the voting shares represented at a meeting at which the holders of 50% or more of the outstanding voting shares of the Fund are present or represented by proxy. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the New Advisory and Sub-Advisory Agreements.

     In order for a nominee to be elected as a Director under Proposal 3, the nominee must receive a "majority" of the votes cast by holders of shares of the Fund represented in person or by proxy and entitled to vote at the special meeting, assuming a quorum. Votes attempted to be cast against a Director nominee are not given legal effect and are not counted as votes cast in the election of Directors.

     Shareholders of record of The Avalon Capital Appreciation Fund at the close of business on Friday, December 22, 2000 will be entitled to one vote on each matter presented for each share so held. At that date, there were _______ shares of the Fund outstanding.

     UPON REQUEST AND AT NO COST TO A REQUESTING SHAREHOLDER, THE FUND WILL MAIL, BY FIRST-CLASS MAIL, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 2000. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF MR. ROBERT BOONE, PRESIDENT OF THE AVALON FUND OF MARYLAND, INC., 655 FAIRVIEW COURT, SUITE 200, ANN ARBOR, MICHIGAN, 48108, TELEPHONE: (877) 228-2566.

     This proxy material is being mailed to shareholders on or about January ___, 2001.

                 PROPOSAL 1 - APPROVAL OF NEW ADVISORY AGREEMENT

BACKGROUND

     Questar presently serves as investment adviser to the Fund pursuant to the terms of an Advisory Agreement between Avalon, on behalf of the Fund, and Questar, dated September 27, 1998, as amended April 17, 2000 (the "Existing Advisory Agreement"). All of the outstanding capital stock of Questar presently is owned by Mr. John H. Gakenheimer. Mr. Gakenheimer has entered into a Stock Purchase Agreement with Yorktown Financial Companies, Inc. ("Yorktown"), pursuant to which Mr. Gakenheimer has agreed to sell all of his shares of stock in Questar to Yorktown for cash (the "Transaction"). The Transaction will result in a change in control of Questar because, following the Transaction, Mr. Gakenheimer no longer will have majority control of either Questar or Yorktown. This change-in-control Transaction constitutes an "assignment" of the Current Advisory Agreement. Provisions of the 1940 Act and of the Existing Advisory Agreement provide for its automatic termination upon assignment.

     In order for Questar to continue serving as investment adviser to the Fund following the Transaction, Avalon (on behalf of the Fund) must enter into a New Advisory Agreement with Questar. Provisions of the 1940 Act require that the New Advisory Agreement must be approved by the shareholders of the Fund. Accordingly, shareholders are being asked to approve the New Advisory Agreement at the Special Meeting.

DESCRIPTION OF THE TRANSACTION

     Yorktown is a financial services company that provides employee, administrative and other operational support services to Questar under the terms of an operating agreement. Yorktown is owned by members of its board of directors and its officers and employees. Mr. John H. Gakenheimer, the sole shareholder of Questar, owns a minority interest in Yorktown.

     Mr. Gakenheimer and the Board of Directors of Questar have determined that Questar's business plans and goals can better be achieved through a holding company structure, in which Questar would become a wholly-owned subsidiary of Yorktown. As a regulated investment adviser and broker/dealer, Questar's business operations and finances are highly regulated. Management of Questar and Yorktown believe that the flexibility of less regulated business operations and broader financing opportunities associated with a financial holding company will enhance Questar's ability to expand its current and future lines of business and operate more efficiently.

     To this end, Mr. Gakenheimer and Yorktown have entered into a Stock Purchase Agreement pursuant to which Yorktown has agreed to purchase from Mr. Gakenheimer all of the outstanding shares of common stock of Questar for cash in the amount of $127,000. The parties have received required approval from the National Association of Securities Dealers, Inc. for Yorktown's proposed acquisition of Questar, and presently anticipate that the

Transaction will close on or about January 31, 2001, subject to approval of the New Advisory and Sub-Advisory Agreements by shareholders of the Fund.

CONSEQUENCES OF THE TRANSACTION

     Except for the change in ownership of Questar, management of Questar has represented to Avalon's Board of Directors that the Transaction will have no impact on the manner or scope of services that Questar provides to the Fund or the personnel that provide those services. No changes are anticipated in the members of the Board of Directors or of the executive officers of Questar. Questar will continue to conduct its business as an NASD member broker/dealer and a federally registered investment adviser, including without limitation the distribution and administrative support services it presently provides to the Fund. The Transaction will not affect the investment objective, policies or programs of the Fund, and, subject to approval of the New Advisory and Sub-Advisory Agreements by shareholders of the Fund, Navellier will continue to manage the day-to-day investment of the Fund's assets following the transaction in accordance with those same investment objectives, policies and programs (see Proposal 2 below).

DESCRIPTION OF CURRENT ADVISORY AGREEMENT

     Questar, 655 Fairfield Court, Suite 200, Ann Arbor, MI 48108, presently serves as investment adviser for the Fund. Under the Existing Advisory Agreement, the fee payable by the Fund to Questar, which is calculated daily and paid monthly, is at the annual rate of 0.5 of 1% of the Fund's average daily net assets. As described below (see Proposal 2 - Approval of New Sub-Advisory Agreement), Questar has retained Navellier as subadviser to attend to the day-to-day management of the Fund's portfolio securities and other assets.

     Unless earlier terminated as described below, the terms of the Existing Advisory Agreement remain in effect from year to year only so long as such continuance is specifically approved at least annually in the manner required under the 1940 Act. The 1940 Act provides that the requisite approval shall be deemed to have been obtained only if the Existing Advisory Agreement is specifically approved at least annually: (i) by the vote of a majority of the Directors who are not parties to the Existing Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by the vote of a majority of the entire Board of Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Existing Advisory Agreement was last approved for annual renewal by the Board of Directors on April 17, 2000.

     The Existing Advisory Agreement further provides that it may be terminated by Questar at any time without penalty upon giving Avalon sixty (60) days prior written notice, and can be terminated by Avalon at any time without penalty upon giving Questar sixty (60) days prior written notice. In addition, the Existing Advisory Agreement automatically terminates in the event of its "assignment" (as defined in the 1940 Act), including assignment in connection with a change-of-control of Questar, such as in connection with the Transaction.

DESCRIPTION OF NEW ADVISORY AGREEMENT

     The New Advisory Agreement differs from the Existing Advisory Agreement only with respect to the effective date and termination date. In all other respects, the New Advisory Agreement and the Existing Advisory Agreement are identical, including with respect to the services to be provided by Questar and the fees to be paid by the Fund to Questar for those service. Subject to approval by the shareholders, the New Advisory Agreement will take effect concurrently with the completion of the Transaction, will expire two years after its effective date, unless approved for annual continuance prior to that time in accordance with the procedures described above for the Existing Advisory Agreement.

     The New Advisory Agreement, like the Existing Advisory Agreement, provides that the officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Questar (including Yorktown and its officers, directors and share holders) shall not be liable to Avalon, the Fund or the Fund's shareholders for any loss suffered as a consequence of any act or omission of Questar or any of the foregoing related parties or entities in connection with the New Advisory Agreement, except by reason of that party's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the New Advisory Agreement.

APPROVAL REQUIRED

     In order to be approved, the New Advisory Agreement must receive the affirmative vote of at least a majority of the outstanding shares of the Fund, or if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are present or represented by proxy. See "Solicitation, Purpose and Voting - Quorum and Voting" above.

COMPLIANCE WITH SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act permits Questar or any of its affiliates to receive any compensation or benefit in connection with a change-in-control transaction, only if two conditions are satisfied.

     First,  no  unfair  burden  may be  imposed  on the Fund as a result of the transaction or any expressed or implied terms, conditions or understandings, applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby Questar (or any predecessor or successor adviser), or any interested person of Questar or of such predecessor or successor adviser, receives or is entitled to receive any compensation, directly or indirectly from the Fund or its security holders (other than fees for bona fide sub-advisory or other services) or from any person in connection with the purchase or sale of securities or any property to, from, or on behalf of the Fund (other than fees for bona fide principal underwriting services). No such compensation arrangements are associated with the Transaction.

     The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of Avalon's Board of Directors must not be "interested persons" (as that term is defined in the 1940
Act) of Yorktown. Presently Mr. Robert E. Boone and Mr. John H. Gakenheimer (who are shareholders, officers and directors of Yorktown) are the only members of Avalon's Board of Directors who are "interested persons" of Yorktown. In connection with the Transaction, Mr. Gakenheimer is resigning from his position as a Director of Avalon, and the Board has nominated Mr. Terence P. Smith for election to fill this vacancy. Subject to the shareholders electing the slate of Directors nominated for election to Avalon's Board of Directors, following the Transaction, Mr. Boone will be the only one of the five Directors who will be an "interested person" of Yorktown.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATION

     In considering the New Advisory Agreement, the Board of Directors carefully evaluated a number of relevant factors, including but not limited to: (1) the fees and expense ratios (including advisory fees) of the Fund; (2) the historical performance of the Fund; (3) the nature and quality of the services that have been rendered by Questar and are expected to be rendered to the Fund by Questar in the future; (4) the distinct investment objectives and policies of the Fund; (5) the fact that the compensation payable to Questar under the New Advisory Agreement is at the same rate as the compensation payable to Questar under the New Advisory Agreement; (6) the fact that the other terms of the New Advisory Agreement are identical, in all material respects, to those of the Existing Advisory Agreement; (7) the absence of any special or inappropriate benefits that would be obtained by Yorktown and its affiliates (including
Questar) from the relationship, including the absence of any soft dollar arrangement; and (8) other factors deemed relevant by the Board. The Board of Directors has been advised that the management, operations and personnel of Questar currently responsible for providing services to the Fund will not change as a result of the Transaction, and the services Questar renders to the Fund are not expected to be affected.

     Based upon these considerations, the Board unanimously determined that it would be in the best interests of the Fund to have Questar continue serving as the Fund's investment adviser following the Transaction. The Board of Directors has further unanimously determined that the terms of the New Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. Avalon, on behalf of the Fund, expects to enter into the New Advisory Agreement concurrently with completion of the Transaction, subject to shareholder approval.

     ACCORDINGLY, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF QUESTAR OR YORKTOWN, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

               PROPOSAL 2 - APPROVAL OF NEW SUB-ADVISORY AGREEMENT

BACKGROUND

     Navellier, One East Liberty Street, Reno, Nevada 89501, presently serves as subadviser for the Fund pursuant to terms of a Sub-Advisory Agreement, dated June 1, 1999, as amended April 17, 2000, by and between Navellier and Questar
(the "Existing Sub-Advisory Agreement"). As subadviser, Navellier manages the day-to day investment decisions with respect to the Fund's portfolio securities in accordance with the investment objective, policies and programs described in the Fund's current prospectus. Questar pays Navellier's fees out of the investment advisory fee that the Fund pays to Questar. The Fund, therefore pays no fees directly to Navellier for its services as subadviser.

     Provisions of the 1940 Act and of Existing Sub-Advisory Agreement provide for the automatic termination of the Existing Sub-Advisory Agreement upon completion of the change-in-control Transaction affecting Questar. In order for Navellier to continue serving as subadviser to the Fund following the Transaction, other provisions of the 1940 Act provide that the shareholders of the Fund first must approve the New Sub-Advisory Agreement. Accordingly, shareholders of the Fund are being asked to approve the New Sub-Advisory Agreement at the Special Meeting.

DESCRIPTION OF EXISTING SUB-ADVISORY AGREEMENT

     Under the terms of the Existing Sub-Advisory Agreement, Navellier, subject to the oversight of Questar and the Board of Directors of Avalon, determines the securities that are purchased or sold by the Fund, arranges for their purchase and sale and renders other assistance to Questar in formulating and implementing the investment program of the Fund. Navellier furnishes or pays for all facilities, equipment and supplies required for it to carry out its duties under the Existing Sub-Advisory Agreement, including, but not limited to, office space, office equipment, furnishings and personnel. Under the Existing Sub-Advisory Agreement, Navellier receives a fee, calculated daily and paid monthly out of the fee paid to Questar under the Existing Advisory Agreement, at an annual rate of 0.50 of 1% of the Fund's average daily net assets. The Existing Sub-Advisory Agreement was approved by shareholders of the Fund at a special meeting held on July 26, 1999, and was last approved for annual renewal by the Board of Directors on April 17, 2000.

     Unless earlier terminated as described below, the Existing Sub-Advisory remains in effect for two (2) years. The Existing Sub-Advisory Agreement further provides that it may be terminated by Navellier at any time without penalty upon giving Avalon and Questar sixty (60) days' prior written notice, and could be terminated by Avalon or Questar at any time without penalty upon giving Navellier sixty (60) days' prior written notice, provided that such termination by Avalon is directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund. In addition, the Existing Sub-Advisory Agreement also terminates automatically in the event that the Existing Advisory Agreement is terminated.

DESCRIPTION OF NEW SUB-ADVISORY AGREEMENT

     The New Sub-Advisory Agreement differs from the Existing Sub-Advisory Agreement only with respect to the effective date and termination date. In all other respects, the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement are identical, including with respect to the services to be provided by Navellier thereunder and the amount and source of fees it will receive for those services.

     The New Sub-Advisory Agreement, like the Existing Sub-Advisory Agreement, provides that Navellier (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Navellier) shall not be liable to Avalon or its shareholders for any loss suffered as a consequence of any act or omission of Navellier or any of the foregoing related parties or entities in connection with the New Sub-Advisory Agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the New Sub-Advisory Agreement.

     If approved by shareholders of the Fund, the parties will execute and deliver the New Sub-Advisory Agreement to one another and the New Sub-Advisory Agreement will become effective concurrent with the completion of the Transaction. The Transaction and New Sub-Advisory Agreement will not affect the objective, investment policies or investment program of the Fund as described in its current prospectus, nor will there be any change in the personnel or the manner in which Navellier manages the assets of the Fund.

APPROVAL REQUIRED

     In order to be approved, the New Sub-Advisory Agreement must receive the affirmative vote of at least a majority of the outstanding shares of the Fund, or if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are present or represented by proxy. See "Solicitation, Purpose and Voting - Quorum and Voting" above.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATION

     In considering the New Sub-Advisory Agreement, the Board of Directors carefully evaluated a number of relevant factors, including but no limited to:
(1) the fees and expense ratios (including advisory fees) of the Fund; (2) the historical performance of the Fund, including the Fund's performance during the time Navellier has served as its subadviser; (3) the nature and quality of the services that have been rendered and are expected to be rendered to the Fund in the future by Navellier; (4) the distinct investment objectives and policies of the Fund; (5) the fact that the compensation payable to Navellier under the Existing Sub-Advisory Agreement; (6) the fact that the terms of the New
Sub-Advisory Agreement are identical to those of the Existing Sub-Advisory Agreement; (7) the history, reputation, qualification and background of Navellier, as well as the qualifications of its personnel; (8) the portfolio manager's investment performance record; (9) the fact that the Transaction does not involve or affect Navellier; and (10) other factors deemed relevant by the Board.

     Based upon these considerations, the Board unanimously determined that it would be in the best interests of the Fund to have Navellier continue to serve as the Fund's subadviser following the Transaction. The Board of Directors has further unanimously determined that the terms of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.

     ACCORDINGLY, THE BOARD OF DIRECTORS, NONE OF WHOM IS AN "INTERESTED PERSON" OF NAVELLIER, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                       PROPOSAL 3 - ELECTION OF DIRECTORS

     The Board of Directors of Avalon presently consists of five members, two of whom are affiliated with Questar, the Fund's investment adviser and distributor, and three of whom are not "interested persons" of Avalon, the Fund, or Questar.

     The Board of Directors has determined that it would be beneficial to the Fund and its shareholders if Mr. Terence P. Smith were added as a member of the Board of Directors. Mr. Smith has over 20 years of experience in the mutual fund industry. He is a principal with Declaration Holdings, Inc., a financial services company which, together with its affiliates, provides various administrative and distribution services to mutual funds. Declaration Service Company, a subsidiary of Declaration Holdings, Inc., provides pricing, fund accounting, transfer and dividend disbursing agent, shareholder servicing agent and other administrative services to the Fund.

     Because of the business relationship between Declaration Service Company and the Fund, the Board of Directors of Avalon has determined to consider Mr. Smith an "interested person" of the Fund. In order to assure a majority of Avalon's Board of Directors continues to be persons who are not "interested persons" of Avalon, the Fund or Questar, Mr. Gakenheimer has agreed, effective as of the date of the Special Meeting of Shareholders, to resign from his position as a Director of Avalon. The Board of Directors has nominated Mr. Smith for election to the vacancy being created with Mr. Gakenheimer's resignation.

     The table below provides information about the nominees for election to Avalon's Board of Directors and of the presently serving Directors. Should any of these nominees become unable or unwilling to accept nomination or election, a circumstance that is not anticipated, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors may recommend.

                                                       PRINCIPAL OCCUPATION
NAME, AGE                    POSITION WITH FUND        FOR THE LAST FIVE YEARS
---------                    ------------------        -----------------------
Robert E. Boone*, 67         President, Director       Chief Executive Officer of Yorktown
                                                       Financial Companies, Inc., a financial
                                                       services company which is the parent of
                                                       Questar; President and Director of
                                                       Questar Capital Corporation, an
                                                       investment advisory firm and registered
                                                       broker/dealer, from July, 1997 to
                                                       present; Partner, Director and
                                                       Shareholder in Mariner Financial
                                                       Services, a registered broker/dealer,
                                                       from 1980 to 1994.

George A. Van Niel, 66       Director                  Owner, SpecCon (construction
                                                       consultants), Columbus, Ohio, 1990 to
                                                       present; Principal Director of Technical
                                                       Services, Richard Trott and Partners
                                                       (architects), Columbus, Ohio, from 1987
                                                       to 1990. Frequent lecturer and speaker.

Frederick H. Hoops, 35       Director                  Attorney, Clark Hill, Detroit, Michigan
                                                       (law firm) from 1999 to present; prior
                                                       thereto, Attorney, Hoops, Hoops, &
                                                       Hoops, P.L.C., Farmington, Michigan (law
                                                       firm), 1994 to 1999.

Lee E. Benz, 55              Director                  President, Benz Insurance Agency, Inc.,
                                                       Ann Arbor, Michigan, since
                                                       ________________; Director, Republic
                                                       Bank, a subsidiary bank of Republic
                                                       Bancorp, a publicly traded bank holding
                                                       company headquartered in Ann Arbor,
                                                       Michigan, since ________________.

                                       11

                                                       PRINCIPAL OCCUPATION
NAME, AGE                    POSITION WITH FUND        FOR THE LAST FIVE YEARS
---------                    ------------------        -----------------------

Terence P. Smith,* 54        Director Nominee          Chief Executive Officer, Declaration
                                                       Holdings, Inc., Conshohocken,
                                                       Pennsylvania (mutual fund servicing and
                                                       distribution), since 1987; Trustee and
                                                       President of Declaration Fund (1940 Act
                                                       registered mutual fund), since 1998;
                                                       Trustee and Secretary of Pauze' Funds
                                                       (1940 Act registered mutual fund
                                                       family), from 1996 to 1999.

     The Board of Directors held three meetings during 2000. Each Director attended all of the meetings, with exception of Mr. Boone who was absent from one meeting. The Board of Directors has a standing audit committee and nominating committee, which consists of the presently serving Directors who are not "interested persons" of Avalon, the Fund or Questar. The audit committee and nominating committee each held one meeting during 2000, which was held in conjunction with a regularly scheduled meeting of the full Board of Directors. Each of the members of those committees attended each of the committee meetings. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nomination of the Directors who are not "interested persons" must be made and approved by a majority of the nominating committee.

     Pursuant to its Operating Services Agreement with Avalon, Questar is responsible to pay the fees and expenses of Avalon's Directors. Under this arrangement, Questar paid each Director who is not an "interested person" of Avalon or of Questar a fee in the amount of $2,000 for such person's services as a Director during calendar 2000. Questar also reimbursed travel and other out-of-pocket expenses incurred by such independent Directors in connection with their attendance at meetings of the Board of Directors. No such fees or expenses were paid by the Fund.

                                 OTHER BUSINESS

     Management of Avalon is not aware of any other matters that will come before the Special Meeting. However, if an other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

                             ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT QUESTAR AND YORKTOWN

     Questar, a Michigan corporation, is registered as an investment adviser and a broker/dealer with the Securities and Exchange Commission. Questar manages the investment portfolio and the general business affairs of the Fund, and also serves as the distributor of the Fund's shares. During the fiscal year ended September 30, 2000, the Fund paid to Questar advisory fees totaling $22,420. Questar also received commissions on sales of Fund shares totaling $236,529, and the Fund paid fees to Questar under the Fund's Rule 12b-1 Plan in the total amount of $44,841.

     Robert Boone, the President and a Director of the Fund, and John Gakenheimer, Vice President and Secretary/Treasurer and a resigning Director of the Fund, are both officers of Questar. Accordingly, each of those persons is considered to be an "affiliated person," as that term is defined in the 1940 Act. Terence Smith, who has been nominated to fill the vacancy created by John Gakenheimer's resignation from Directorship, is a principal with Declaration Service Company, which acts as servicing agent to the Fund. Because of Terence Smith's position with the Declaration Service Company, he also may be deemed an "affiliated person" under the 1940 Act.

     The name and principal occupation of the principal executive officer and of each director of the investment adviser are shown in the table below. Each person's address is the same as Questar's.

NAME AND ADDRESS      POSITION WITH QUESTAR         PRINCIPAL OCCUPATION
----------------      ---------------------         --------------------
Robert E. Boone       Chief Executive Officer and   Chief Executive Officer,
                      Director                      Questar Capital Corporation
John H. Gakenheimer   Vice President, Secretary/    Vice President,
                      Chief Operating Officer,      Secretary/Treasurer, Questar
                      Treasurer                     Capital Corporation.

     Presently, all of the issued and outstanding capital stock of Questar is owned by Mr. John H. Gakenheimer. Mr. Gakenheimer has entered into a Stock Purchase Agreement, dated September 27, 1998, as amended on April 17, 2000, with Yorktown Financial Companies, Inc. ("Yorktown"), a financial services company. Under that Agreement, Mr. Gakenheimer will sell to Yorktown, for a cash purchase price of $127,000, all of his shares of Questar stock. As a result, Questar will become a wholly owned subsidiary of Yorktown. Subject to approval of the New Advisory and Sub-Advisory Agreements by shareholders of the Fund, the parties anticipate that Yorktown's acquisition of the stock of Questar will be completed on January 31, 2001.

     Yorktown is a financial services company organized for the purpose of acquiring ownership of Questar. Yorktown presently provides employee, administrative and support services to Questar. Yorktown's principal business address is 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108. It's outstanding shares of stock are owned by its directors, officers and employees. Mr. Robert E. Boone and Mr. John H. Gakenheimer presently own respectively 12% and 19% of the outstanding capital stock of Yorktown. Mr. Scott Chimner, who also is an officer of Questar, owns another 19% of the outstanding capital stock of Yorktown.

ADMINISTRATOR AND DISTRIBUTOR

     In addition to serving as investment adviser for the Fund, Questar Capital Corporation serves as the distributor for the shares of the Fund pursuant to a Distribution Agreement. Pursuant to the terms of an Operating Services Agreement, Questar also has agreed to provide or arrange for the provision of numerous other services to the Fund, including custodial services for portfolio securities and other Fund assets, transfer and dividend disbursing agent services, fund accounting and pricing services, shareholder services, and other administrative services. Questar is registered with the Securities and Exchange Commission as a securities broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     Questar and Avalon (on behalf of the Fund) have entered into an Investment Company Services Agreement with Declaration Service Company ("Declaration"), pursuant to which Declaration provides to the Fund, on Questar's behalf, transfer and dividend disbursing agent services, shareholder servicing agent services, fund accounting and pricing services and other administrative services. Questar pays the fees of Declaration for providing these services out of the fee that the Fund pays to Questar under the Operating Services Agreement. Declaration's principal business address is 555 North Lane, Suite 6160, Conshohocken, Pennsylvania 19428.

ADDITIONAL INFORMATION ABOUT NAVELLIER

     Navellier Management, Inc., One East Liberty Street, Reno, Nevada 89501, is the subadviser for the Fund. Navellier is registered with the Securities and Exchange Commission as an investment adviser. Navellier acts as an investment adviser with respect to the following funds that have investment objectives similar to the Fund:

FUND NAME           SIZE OF THE FUND      RATE OF COMPENSATION PAID TO NAVELLIER
---------           ----------------      --------------------------------------

     [Add footnote to any fund for which investment adviser has waived, reduced or otherwise agreed to reduce its compensation under any applicable contract]

     Mr. Louis G. Navellier is the founder and President of Navellier, and has been chief investment officer since the firms' inception. Mr. Navellier serves as portfolio manager to the Fund.

     Mr. Navellier has accumulated over fourteen years of experience as an investment manager. He graduated from California State University with an MBA in Finance. In 1980, Mr. Navellier began publishing the MPT Review, a stock advisory newsletter. Since 1985, Mr. Navellier has been actively managing investment portfolios through his company, Navellier & Associates, Inc. In 1993, Mr. Navellier founded Navellier Management, Inc. In addition to the Fund, Navellier Management, Inc. also manages a no-load annuity product and publishes the Blue Chip Growth newsletter.

     The Officer and Director of Navellier is shown in the following table. His address is the same as Navellier Management, Inc.'s.

NAME AND ADDRESS        POSITION WITH NAVELLIER       PRINCIPAL OCCUPATION
----------------        -----------------------       --------------------
Louis G. Navellier      Chief Executive Officer,      Chief Executive Officer and President of
                        President, Treasurer and      Navellier and Associates, Inc., an
                        Secretary of Navellier        investment management company
                        Management, Inc.              headquartered in Reno, Nevada, from 1988
                                                      to present; Chief Executive Officer and
                                                      President of Navellier Securities Corp.,
                                                      a broker/dealer and mutual fund
                                                      distributor for various mutual funds,
                                                      from 1995 to present; publisher and
                                                      editor of MPT Review from 1987 to
                                                      present.

AUDITORS

     The firm of McCurdy & Associates CPA's Inc. has served as independent accountants and auditors since the Fund's inception. McCurdy & Associates CPA's Inc. has no direct or indirect financial interest in Avalon or the Fund except as auditors and independent public accountants. No representatives of McCurdy & Associates CPA's Inc. is expected to be present at the Special Meeting.

PRINCIPAL SHAREHOLDER AND CERTAIN BENEFICIAL OWNERS

     As of December 22, 2000, the following persons owned, of record or beneficially, five percent (5%) or more of the outstanding shares of the Fund:

NAME OF                       NUMBER OF                    PERCENTAGE OF
ADDRESS OF SHAREHOLDER        FUND SHARES OWNED            FUND TOTAL NET ASSETS
----------------------        -----------------            ---------------------

     The following table shows shares of the Fund beneficially owned by each Director and Director nominee, and the group consisting of all Directors, Director nominees and Officers of Avalon, as of December 22, 2000.


NAME AND POSITION(S) WITH AVALON                 NUMBER OF SHARES OF THE FUND(1)
--------------------------------                 ----------------------------
Robert E. Boone; President and Director(2)                   _____
John H. Gakenheimer; Secretary/
  Treasurer and Director(2)                                  _____
Frederick H. Hoops, III; Director                            _____
George A. Van Niel; Director                                 _____(3)
Lee E. Benz, Director                                        _____
Terence P. Smith; Director Nominee(2)                        _____(4)

--------------------

All directors, director nominees and officers as a group (5 persons)

(1) These figures are based on information furnished by the respective individuals and by Declaration Service Company, the Fund's transfer agent. Certain of the individuals listed share voting and investment power with his spouse with respect to some or all of the shares listed opposite his name. Except for Mr. Boone [AND ANY OTHERS?], each individual Director or executive officer beneficially owns less than 1% of the shares of the Fund.

(2) Is an "interested person" (as defined in the 1940 Act) of Avalon as a result of his affiliation(s) with Avalon or Questar.

(3)  Held in a Roth IRA.

(4) Mr. Smith is prohibited from owning shares of the Fund by provisions of Declaration Service Company's code of ethics.

COST OF SOLICITATION

     In addition to this solicitation of proxies by mail, proxies may be solicited by officers of Avalon and by officers and employees of Avalon or Questar, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of Avalon determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting, and of soliciting proxies will be borne by Questar. No such costs will be borne by the Fund.

ADJOURNMENT

     In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Questar or an affiliate of Questar, or some combination.

SHAREHOLDER MEETINGS

     Avalon is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. Avalon's Bylaws provide that Avalon is not required to hold annual meetings of shareholders in any year in which the election of Directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Avalon or of any of its portfolio series, including the Fund, under the 1940 Act. Meetings of shareholders of the Fund will be held when and as determined necessary by the Board of Directors of Avalon and in accordance with the 1940 Act. However, shareholders of any portfolio series wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of Avalon at 655 Fairfield Court, Suite 200, Ann Arbor, Michigan 48108.

                        THE AVALON FUND OF MARYLAND, INC.
       Special Meeting of Shareholders of Avalon Capital Appreciation Fund
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert E. Boone and John H. Gakenheimer, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Avalon Capital Appreciation Fund of The Avalon Fund of Maryland, Inc., to be held at the offices of Questar Capital Corporation, 655 Fairfield Court, Suite 200, Ann Arbor, Michigan, beginning at ____ _.m., local time, on January 30, 2001, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

                                   DATED:_________________________________, 2001

                                   ---------------------------------------------
                                   (Please sign exactly as name appears at left)

                                   ---------------------------------------------
                                   (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                    * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. Proposal to approve the proposed New Advisory Agreement between The Avalon Fund of Maryland (on behalf of the Avalon Capital Appreciation Fund) and Questar Capital Corporation.

              __ FOR                __ AGAINST            __ ABSTAIN

2. Proposal to approve the proposed New Sub-Advisory Agreement between Questar Capital Corporation and Navellier Management, Inc., with respect to the Avalon Capital Appreciation Fund.

              __ FOR                __ AGAINST            __ ABSTAIN

3. Proposal to elect five nominees to serve on the Board of Directors of The Avalon Fund of Maryland, Inc., four of whom presently are serving as Directors, Robert E. Boone, George A. Van Niel, Frederick H. Hoops, and Lee
     E. Benz, and the fifth of whom is a new nominee, Terence P. Smith.

              __ FOR                __ FOR, except vote   __ WITHHELD
                                       withheld from         from all
                                       the following         candidates
                                       candidate(s):

                                       ----------------
                                       ----------------

4. In their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

                                   APPENDIX A
                                   ----------

                          INVESTMENT ADVISORY AGREEMENT

     This Agreement is made and entered into as of the 1st day of February, 2001, by and between The Avalon Fund of Maryland, Inc., a Maryland corporation (the "Fund"), and Questar Capital Corporation, a Michigan corporation (hereinafter referred to as "Questar).

     WHEREAS, the Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"), and presently authorized to issue shares representing interests in a single series known as the Avalon Capital Appreciation Fund (the "Portfolio"); and

     WHEREAS,   Questar  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, and engages in the business of asset management; and

     WHEREAS, the Fund desires to retain Questar to render certain investment management services to the Fund and Questar is willing to render such services;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows;

     1.   OBLIGATIONS OF INVESTMENT ADVISER

          (A) SERVICES. Questar agrees to perform the following services (the "Services") for the Fund:

               (1) manage the investment and reinvestment of the Portfolio's assets;

               (2) continuously review, supervise, and administer the investment program of the Portfolio;

               (3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions);

               (4) provide the Fund with records concerning Questar's activities which the Fund is required to maintain; and

               (5) render regular reports to the Fund's officers and directors concerning Questar's discharge of the foregoing responsibilities.

          Questar shall discharge the foregoing responsibilities subject to the control of the officers and the directors of the Fund and in compliance with such policies as the directors may from time to time establish, and in compliance with the objectives, policies, and limitations of the Portfolio set forth in the Fund's prospectus, as amended from time to time, and with all applicable laws and regulations. All Services to be furnished by Questar under this Agreement may be furnished through the medium of any directors, officers or employees of Questar or through such other parties as Questar may determine from time to time.

          Questar agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the Board of Directors of the Fund to perform the Services on the terms and for the compensation provided herein. Questar shall authorize and permit any of its officers, directors and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

          Except to the extent expressly assumed by Questar herein and except to the extent required by law to be: paid by Questar, the Fund shall pay all costs and expenses in connection with its operation and organization.


          (B) BOOKS AND RECORDS. All books and records prepared and maintained by Questar for the Fund under this Agreement shall be the property of the Fund and, upon request therefor, Questar shall surrender to the Fund such of the books. and records so requested.

     2. PORTFOLIO TRANSACTIONS. Questar is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best net results as described in the Fund's prospectus from time to time. Questar may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Portfolio with research, analysis, advice and similar services, and Questar may pay to these brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, provided that Questar determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Questar to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Portfolio over the long-term. Questar will promptly communicate to the officers and the directors of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF QUESTAR. The Fund will pay to Questar on the last day of each month an annual fee equal to .5 % of average net asset value of the Portfolio, such fee to be computed daily based upon the net asset value of the Portfolio as determined by a valuation made in accordance with the Fund's procedure for calculating Portfolio net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the directors of the Fund, the net asset value of a share of that Portfolio as of the last business day prior to such suspension shall, for the purpose of this Paragraph 3, be deemed to be net asset value at the close of each succeeding business day until it is again determined.

     4. STATUS OF INVESTMENT ADVISER. The services of Questar to the Fund are not to be deemed exclusive, and Questar shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Questar shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Questar, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     5. PERMISSIBLE INTERESTS. Directors, agents, and stockholders of the Fund are or may be interested in Questar (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; directors, partners, officers, agents, and stockholders of Questar are or may be interested in the Fund as directors, stockholders or otherwise; and Questar (or any successor) is or may be interested in the Fund as a stockholder or otherwise.

     6. LIABILITY OF INVESTMENT ADVISER. Questar assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith. Questar shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement.

     7. USE OF NAME "QUESTAR." Questar hereby grants to the Fund the right to use the name "Questar" in connection with the Fund in the United States as long as Questar continues to serve as investment adviser to the Fund. If, for any reason, Questar no longer serves as investment adviser to the Fund or if this Agreement is terminated as provided in Section (8) below, Questar hereby reserves the right, upon 30 days' written notice to the Fund, to terminate the Fund's right to use the name "Questar." Upon such notification by Questar, the Fund will immediately commence to take all appropriate steps to discontinue use of the name "Questar" and shall take all steps necessary under applicable laws to change the name of the Fund to a name not confusingly similar to "Questar." If within a reasonable period of time, but in no event longer than four months, after receiving notification from Questar as provided in this paragraph, the Fund does not discontinue the use of the name "Questar," Questar may seek such legal and equitable relief as it may deem appropriate. Questar hereby reserves the right also to grant the right to use the name "Questar" to another investment company, business or enterprise. The Fund hereby acknowledges and agrees that the name "Questar" is a valuable asset of Questar and that Questar has established a property right to its use.

     8. TERM. This Agreement shall remain in effect for a period of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at meeting called for the purpose of voting on such approval; provided, however, that;

          (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to Questar;

          (b) the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder); and

          (c) Questar may terminate this Agreement without payment of penalty on 60 days written notice to the Fund; and

          (d) the terms of paragraph 6 and 7 of this Agreement shall survive the termination of this Agreement.

     9. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

THE AVALON FUND OF                      QUESTAR CAPITAL
MARYLAND, INC.                          CORPORATION


By:                                     By:
    ---------------------                   --------------------------

Title: President                        Title: Chief Executive Officer
       ------------------                      -----------------------

ATTEST:                                 ATTEST:


-------------------------               ------------------------------
Secretary                               Secretary

[Corporate Seal]                        [Corporate Seal]

                                   APPENDIX B
                                   ----------

                           QUESTAR CAPITAL CORPORATION
                              SUBADVISORY AGREEMENT

Agreement made this 1st day of February, 2001, by and between Questar Capital Corporation (hereinafter the "Adviser"), investment advisor for the Avalon Capital Appreciation Fund (herein after the "Fund"), a series of The Avalon Fund of Maryland, Inc., and Navellier Management, Inc., (hereinafter the "Subadviser").

WHEREAS, the Adviser has been retained by the Fund, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement of even date herewith ( the"Investment Advisory Agreement"); and

WHEREAS, the directors of the Fund (the Directors), including a majority of the Directors who are not "interested parties," as defined in the 1940 Act, and the Fund's shareholders have approved the appointment of the Subadviser, to perform certain investment advisory services for the Fund pursuant to this Subadvisory Agreement,and the Subadviser is willing to perform such services for the Fund;

WHEREAS, the Subadviser is registered as an investment adviser under the investment Advisers Act of 1940, as amended ("Advisers Act");

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Subadviser as follows:

1. Appointment. The Adviser hereby appoints the Subadviser to perform advisory services to the Fund for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of a Subadviser. The Adviser hereby authorizes Subadviser to manage the investment and reinvestment of cash and investments comprising those assets of the Fund with power on behalf of and in the name of the Fund at Subadviser's discretion; subject at all time to the supervision of the Adviser and the Directors of the Fund:

     a) to direct the purchase, subscription, or other acquisition of investments and to the direct sale, redemption, and exchange of investments, subject to the duty to render to the Directors of the Fund, the Adviser and the Custodian written reports of the composition of the portfolio of the Fund as often as the Directors shall reasonably require.

     b) to make all decisions relating to the manner, method, and timing of investment transactions, to select brokers, dealers, and other intermediaries by or through whom such transactions will be effected, to engage such consultants, analysts and experts in connection therewith as may be considered necessary or appropriate;

     c) to direct banks, brokers, or custodians, to disburse funds or assets solely in order to execute investment transactions for the Fund, provided that the Subadviser shall have no authority to direct the transfer of the Fund's funds or assets to itself or other persons and shall have no authority over the disbursement (as opposed to investment decisions) of funds or assets nor any custody of any of the Fund's funds or assets; and

     d) to take all such other actions as may be considered necessary or appropriate to discharge its duties hereunder;

provided that any specific or general directions which the Directors of the Fund may give in writing to the Subadviser with regard to any of the forgoing powers shall, unless the contrary is expressly stated herein, override the general authority given by this provision to the extent that the Directors may, at any time and from time to time, direct, either generally or to a limited extent and either alone or in concert with the Adviser or the Subadviser (provided that such directions would not cause the Subadviser to violate and fiduciary duties or any laws with regard to the Subadviser's duties and responsibilities), all or any of the same as they shall think fit, and in particular, the Adviser shall have to right to direct that the Subadviser to place trades through brokers and other agents of the Adviser's choice, subject to brokers or agents executing such trades on a "best execution basis," i.e. at the best price and/or with research or other services which render that broker's services to most appropriate for the Subadviser's needs, and further that the Subadviser is satisfied that the dealing and execution quality of such brokers are satisfactory to the Subadviser, and provided further that nothing herein shall be construed as giving the Subadviser power to manage the aforesaid cash and investments in such a manner as would cause the Fund to be considered a "dealer" in stocks, securities, or commodities for U.S. federal income tax purposes.

The Adviser shall monitor and review the performance of the Subadviser under this Agreement, including but not limited to the Subadviser's performance of the duties delineated in subparagraphs (a)-(d) of this provision.

The Subadviser further agrees that in performing it's duties hereunder, it will

     a) (i) comply with the 1940 Act and all rules and regulations thereunder, the Adviser's Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, the Prospectus and Statement of Additional Information for the Fund, and with any applicable procedures adopted by the Directors in writing and made available to Subadviser, (ii) manage the Fund in accordance with the investment requirements regulated investment companies Subchapter M of the Code and regulations issued thereunder, (iii) direct the placement of orders pursuant to it's investment determinations for the Fund directly with the issues, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements.

     b) furnish the Fund whatever non-proprietary reports it may reasonably request with respect to the Assets and shall, on the Subadviser's own initiative, furnish to the Fund from time to time whatever information from the Subadviser believes appropriate for this purpose;

     c) make available to the Fund's administrator, Declaration Service Company (the "Administrator"), the Adviser, and the Fund, promptly upon their request such copies of its investment records and ledgers with respect to the Assets as may be required to assist the Adviser, the Administrator, and the Fund in their compliance with applicable laws and regulations. The Subadviser will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request;

     d) immediately notify the Adviser and the Fund in the event that the Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission "SEC") or other regulatory authority. The
          Subadviser further agrees to notify the Fund and the Adviser immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Fund, Adviser, Administrator and their affiliates shall likewise immediately notify the Subadviser if any of them become aware of any regulatory action of the type described in this subparagraph 2(d).

3. Allocation of Charges and Expenses. The Subadviser shall pay all expenses associated with the management of it's business operations in performing it's responsibilities hereunder, including the cost of its own overhead, research, and employee compensation, and other internal operating costs; provided, however, that the Subadviser shall be entitled to reimbursement on a monthly basis by the Adviser of all reasonable out-of-pocket expenses properly incurred by it in connection with serving as a subadviser to the Fund, including, without limitation, all travel, advertisement, solicitation, and marketing costs related to the Fund. For the avoidance of doubt, the Fund shall bear its own overhead and other internal operating costs (whether incurred directly or by the Adviser or the Subadviser) including, without limitation:

     a) the costs incurred by the Fund in the preparation and printing of the Prospectus or any offering literature (including any form of advertisement or other solicitation materials calculated to lead to investors subscribing for shares);

     b) all fees and expenses on behalf of the Fund to the Transfer Agent and the Custodian;

     c) the reasonable fees and expenses of accountants, auditors, lawyers and other professional advisors to the Fund;

     d) any interest, fee or charge payable on or on account of any borrowing by the Fund;

     e) fiscal and governmental charges and duties relating to the purchase, sale, issue or redemption of shares and increases in authorized share capital of the Fund;

     f) the fees of any stock exchange or over-the-counter market on which the shares may from time to time be listed, quoted or dealt in and the expenses of obtaining any such listing, quotation or permission to deal;

     g)   the fees and expenses (if any) payable to Directors;

     h) brokerage, fiscal or governmental charges or duties in respect of or in connection with the acquisition, holding or disposal of any of the assets of the Fund or otherwise in connection with its business;

     i) the expenses of publishing details and prices of shares in newspapers and other publications;

     j) all expenses incurred in the convening of meetings of shareholders or in the preparation of agreements or other documents relating to the Fund or in relation to the safe custody of the documents of title of any investments;

     k)   all Directors communication costs; and

     l)   all premiums and costs for Fund insurance and blanket fidelity bonds.

4. Compensation. As compensation for the services provided by the Subadviser under this agreement, the Adviser will pay the Subadviser, at the end of each calendar month, an advisory fee computed daily at an annual rate equal to the applicable percentage of the Fund's average daily net assets set forth in the attached Fee Schedule. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Fund's Declaration of Fund and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Subadviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

5. Books and Records. The Subadviser agrees to maintain such books and records with respect to its services to the Fund and the Fund as are required by
     Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by applicable laws or regulations. The Subadviser also agrees that records it maintains and preserves pursuant to rules 3la-2 under the 1940 Act (excluding trade secrets or intellectual property rights) in connection with it's services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request and the Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6. Standard of Care and Limitation of Liability. The Subadviser shall exercise its best judgement in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error ofjudgement or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares or by the Adviser in connection with the matters to which this Subadvisory Agreement relates, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the subadviser against a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

7. Services Not Exclusive. It is understood that the services of the Subadviser are not exclusive, and that nothing in this Subadvisory Agreement shall prevent the Subadviser, its affiliates or their officers, directors and employees from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other in other investment advisory activities. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of it's fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund the same investments it recommends to its other clients. In connection with purchases or sales or portfolio securities for the account of the Fund, neither the Subadviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Subadviser provides any advice to its clients concerning the shares of the Fund, the Subadviser shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

8. Duration and Termination. This Subadvisory Agreement shall continue in effect for a period of two years unless sooner terminated as provided herein. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty by the Fund or Adviser upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Subadviser, or (b) by the Subadviser without cause at any time without penalty, upon sixty (60) days' written notice to the Fund and the Adviser. This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory Agreement.

9. Amendments. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, but not only by an instrument in writing signed by both parties, and no material amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10. Indemnification. a) The Adviser hereby agrees to indemnify the Subadviser from and against all liabilities, losses, expenses, reasonable attorney's fees and costs (other than attorney's fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorney's fees and costs or damages arising from the Subadviser failing to meet the standard of care required hereunder in the performance by the Subadviser of, or its failure to perform, the services required hereunder), arising from the Adviser's (its affiliates and their respective agents and employees) failure to perform its duties or assume its obligations hereunder, or from its wrongful actions or omissions, including but not limited to any claims for non-payment of advisory fees; claims asserted or threatened by any shareholder of the Fund, governmental or regulatory agency, or any other person; claims arising from any wrongful act by the Fund or any of their trustees, officers, employees, or representatives, or by the Adviser, its officers, employees or representatives, or from any actions by any representative of the Fund; any action or claim against the Subadviser based on any alleged untrue statement or misstatement of material fact in any registration statement, prospectus, shareholder report or other information or materials covering shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the failure or alleged failure to state therein a material fact required to be stated in order that the statements therein are not misleading, provided that such claim is not based upon information provided to the Adviser by the Subadviser or approved by the Subadviser in the manner provided in paragraph 12b) of this Agreement, or which facts or information the Subadviser failed to provide or disclose. With respect to any claim for which the Subadviser shall be entitled to indemnity hereunder, the Adviser shall assume the reasonable expenses and costs (including any reasonable attorney's fees and costs) of the Subadviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Adviser first receiving a written undertaking from the Subadviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Subadviser was not entitled to indemnification hereunder in respect of such claim.

     b) The Subadviser hereby agrees to indemnify the Adviser, its affiliates, and the Fund from and against all liabilities, losses, expenses, reasonable attorneys' fees and costs (other than attorneys' fees and costs in relation to the preparation of this Subadvisory Agreement; each party bearing responsibility for its own such costs and fees) or damages (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the Adviser's failure to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Subadvisory Agreement) arising from Subadviser's (its affiliates, and their respective agents and employees) failure to perform its duties and assume its obligations hereunder, or from any wrongful act of Subadviser or its failure to act in performing this Subadvisory Agreement including any action or claim against the Adviser based on any alleged untrue statement or misstatement of a material fact made or provided by and with the consent of Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund or the failure or alleged failure to state a material fact therein required to be stated in order that the statement therein is not misleading, which fact should have been made or provided by the Subadviser to the Adviser. With respect to any claim for which the Adviser is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Adviser of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written undertaking from the Adviser to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Adviser was not entitled to indemnification hereunder in respect of such claim.

     c) In the event that the Subadviser or Adviser is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. After becoming notified of the same, the party from whom indemnification is sought shall be entitled to participate in any such action or proceeding and shall assume any payment for the full defense thereof with counsel reasonably satisfactory to the party seeking indemnification. After properly assuming the defense thereof, the party from whom indemnification is sought shall not be liable hereunder to the other party for any legal or other expenses subsequently incurred by such party in connection with the defense thereof, other than damages, if any, by way of judgement, settlement, or otherwise pursuant to this provision. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent which consent shall not be unreasonably withheld.

11. Independent Contractor. Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Adviser, and their respective affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have not authority to bind Subadviser.

12. Use of Name. a) The Fund may, subject to sub-clause (b) below, use the name, "Navellier Fund Management, Inc." or any component, abbreviation or other name derived therefrom for promotional purposes only for so long as this Agreement (or any extension, renewal or amendment thereof) continues in force, unless the Subadviser shall specifically consent in writing to such continued use thereafter. Any permitted use by the Fund during the term hereof of the name of the Subadviser, Navellier, or any derivative thereof, shall in no way prevent the Subadviser or any of its shareholders or any of their successors, from using or permitting the use of such name (whether singly or in any combination with any other words) for, by or in connecting with an entity or enterprise other than the Fund. The name and right to the name Navellier Management, Inc. or any derivation of the name of Navellier shall at all times be owned and be the sole and exclusive property of Louis Navellier and his affiliated entities. Navellier Management, Inc., by entering into this Agreement, is allowing the Fund to use the name Navellier and/or derivatives thereof solely by or on behalf of this Fund. At the conclusion of this Agreement or in the event of any termination of this Agreement or if the Subadviser's services are terminated for any reason, each of the authorized parties and their respective employees, representatives, affiliates, and associates agree that they shall immediately cease using the name and/or any derivatives of said name for any purpose whatsoever.

     b) The Adviser and its affiliates shall not publish or distribute, and shall cause the Fund not to publish or distribute to Fund shareholders, prospective investors, sales agents or members of the public any disclosure document, offering literature (including any form of advertisement or other solicitation materials calculated to lead investors to subscribe for any purchase shares of the Fund) or other document referring by name to the Subadviser, unless the Subadviser shall have consented in writing to such references in the form and context in which they appear; provided however, that where the Fund timely seeks to obtain approval of disclosure contained in any documents required to be filed by the Fund, and such approval is not forthcoming on or before the date on which such documents are required by law to be filed, the Subadviser shall be deemed have consented to such disclosure.

13. Miscellaneous. a) This Subadvisory Agreement shall be governed by the laws of the State of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. In the event of any litigation in which the Adviser and the Subadviser are adverse parties and there are no other parties to such litigation, such action shall be brought in the United States District Court for the State of Michigan located in Detroit, Michigan.

     b)   The  captions  of  this   Subadvisory   Agreement   are  included  for
          convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     c) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument

14. Notices. Any notice, instruction or other instrument required or permitted to be given hereunder may be delivered in person to the offices of the parties as set forth therein during normal business hours, or delivered or sent by prepaid registered mail, express mail or by facsimile to the parties at such offices or such other address as may be notified by either party from time to time. Such notice, instruction or other instrument shall be deemed to have been served, in the case of a registered letter at the expiration of seventy-two (72) hours after posting; in the case of express mail, within twenty-four (24) hours after dispatch; and in the case of facsimile, immediately on dispatch, and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery or transmission when normal business hours commence. Evidence that the notice, instruction or other instrument was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

15. Attorney's Fees. In the event of a material breach of this Agreement by any party hereto, the prevailing party, as determined by the trier of fact, shall be entitled to reasonable attorneys' fees and costs as determined by the court in such action, in addition to any other damages awarded.

16. Non-Solicitation. The Adviser, its affiliates and their respective agents (including brokers engaged in marketing and selling shares of the Fund), and each of their employees and affiliates agree not to knowingly solicit to invest, or accept or retain as investors, in the Fund any persons or entities who are clients of or investors in any fund or investment vehicle managed by any entity owned by Louis Navellier.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of this 1st day of February, 2001.

QUESTAR CAPITAL CORPORATION             NAVELLIER MANAGEMENT, INC.

__________________________________      __________________________________
By: Robert E. Boone                     By: Louis Navellier
    Chairman and CEO                        President

                                  FEE SCHEDULE
                                  ------------

All assets, including common stock, preferred stock, securities convertible into common stock, straight debt securities, and cash and cash equivalents, will be computed at an annual rate of:

                           Accounts under $25,000,000
                              1/2% per year (.005)

                                Next $25,000,000
                              .45% per year (.0045)

                                Next $50,000,000
                               .4% per year (.004)

                                Over $100,000,000
                              .35% per year (.0035)

The fee is computed and billed in arrears at the end of each quarter by applying one-fourth of the annual rate to the aggregate market value of all assets in the portfolio at the end of the quarter. The valuation of the client's portfolio is based on closing prices on the last day of the quarterly period. In the event of commencement or limitation of the Agreement during a quarterly period, the amount of fee payable shall be prorated as of the date of the commencement or termination.